EXHIBIT 99.1
                                                             ------------

                                PRESS RELEASE
                                -------------

   NEWS                                    [NISOURCE LOGO]
                                           801 E. 86th Avenue
                                           Merrillville, IN 46410

   FOR IMMEDIATE RELEASE

   July 30, 2003

   FOR ADDITIONAL INFORMATION
   --------------------------

   MEDIA                         INVESTORS
   -----                         ---------
   Kris Falzone                  Dennis Senchak
   Director, Corporate Affairs   Vice President, Investor Relations
   (219) 647-5581                (219) 647-6085
   klfalzone@nisource.com        senchak@nisource.com
   -----------------------       --------------------


                                 Randy Hulen
                                 Director, Investor Relations
                                 (219) 647-5688
                                 rghulen@nisource.com
                                 --------------------

                                 Rae Kozlowski
                                 Manager, Investor Relations
                                 (219) 647-6083
                                 ekozlowski@nisource.com
                                 -----------------------


                          NISOURCE REPORTS EARNINGS

   EXPLORATION & PRODUCTION, COGENERATION ASSETS REPORTED AS DISCONTINUED
                                 OPERATIONS

   MERRILLVILLE, IND. - Cost containment efforts and lower interest expense contributed to higher income from continuing operations for NiSource Inc. (NYSE: NI) during the second quarter of 2003.

   NiSource today reported income from continuing operations of $39.3 million, or 15 cents per share (all per share amounts are basic), for the three months ended June 30, 2003, compared with $20.8 million, or 10 cents per share, for the same period in 2002. During the 2003 period NiSource recognized losses associated with discontinued operations, resulting in a net loss for the three months ended June 30 of $324.9 million, or a loss of $1.24 per share, versus net income of $25.0 million, or 12 cents per share, for the comparable 2002 period.

   Income from continuing operations for the six months ended June 30, 2003, was $261.6 million, or $1.02 per share, compared with $240.4 million, or $1.17 per share, for the same period in 2002. During the 2003 period NiSource recognized losses associated with discontinued operations, resulting in a net loss for the six months ended June 30 of $70.0 million, or a loss of 27 cents per share, versus net income of $267.2 million, or $1.30 per share, for the comparable 2002 period.

   NiSource issued a total of 54.5 million shares of common stock in November 2002 and February 2003. If those additional shares had been outstanding on Jan. 1, 2002, the per-share results would have been reduced by 2 cents for the second quarter of 2002, and by 26 cents for the first six months of 2002.

   "The efforts of our management team and all employees to contain costs largely offset the effect of increased pension and insurance expenses," said Gary L. Neale, NiSource chairman, president and chief executive officer.

   "Our recent decision to trim our common stock dividend, the sale of non-core assets, the November 2002 equity offering and ongoing debt reduction efforts were influential in the rating agencies' removal of the negative outlook on NiSource's ratings and affirmation of our investment grade credit ratings. Our actions also will enhance our cash flow and provide additional funds to reinvest in NiSource's core businesses for the future," Neale said. "Moving forward, our strategy is to focus on optimizing the potential of our utility and pipeline assets to deliver long-term value to shareholders."

   FACTORS THAT AFFECTED SECOND-QUARTER 2003 PERFORMANCE
   -----------------------------------------------------

   * A reduction in employee-related and administrative expenses of $20.2 million pre-tax, or 5 cents per share after tax, which was a result of reorganization initiatives during 2002.
   * As a result of continued debt reduction efforts and lower short-term interest rates, interest expense was reduced by $7.3 million, or 2 cents per share after tax, compared to the second quarter of 2002.
   * The overall effects of weather resulted in a negative impact on operating income of $10.1 million, or 2 cents per share after tax, compared to the quarter ended June 30, 2002.
   * An unfavorable impact to operating income of $10.8 million, or 3 cents per share after tax, for credits issued to Northern Indiana Public Service Company customers as a result of the 2002 Indiana Utility Regulatory Commission (IURC) electric rate review settlement.
   * The effects of increased pension expense reduced operating income by $9.4 million, or 2 cents per share after tax.
   * In early July, NiSource announced that it signed agreements to sell its exploration and production subsidiary, Columbia Energy







        Resources, Inc. (CER), and all the steel industry-related, inside-the-fence assets of its subsidiary Primary Energy, Inc. NiSource accounted for CER and the Primary Energy subsidiaries as discontinued operations as of June 30, 2003, and adjusted all periods presented accordingly. During the second quarter of 2003, NiSource recognized an after-tax loss of $362.8 million, or a loss of $1.39 per share, related to the sales.
   * For comparison purposes, operating income for the quarter ended June 30, 2002, was negatively affected by $17.7 million, or 4 cents per share after tax, for expenses associated with the July 1, 2002, sale of a portfolio of EnergyUSA-TPC gas marketing contracts and the recognition of a reserve related to a long-term note receivable.

   SECOND QUARTER 2003 OPERATING INCOME BY SEGMENT

   NiSource's second quarter 2003 operating income was $175.8 million compared with $158.7 million from the same period in 2002.

   GAS DISTRIBUTION operations reported operating income of $56.8 million, an increase of $21.9 million from the same period in 2002. The increase was mainly attributable to a reduction in employee-related and administrative expenses as a result of the 2002 reorganization initiatives, partly offset by increased pension costs and warmer weather during the quarter.

   GAS TRANSMISSION AND STORAGE operations reported operating income of $87.3 million, an increase of $10.7 million from the comparable 2002 period. The increase was mainly attributable to a reduction in employee-related and administrative expenses and a reversal of a litigation reserve relating to a lawsuit that was settled in the second quarter of 2003, slightly offset by lower revenues in the current period. The 2002 period was unfavorably impacted by the recognition of a reserve related to a long-term note receivable.

   ELECTRIC operations reported operating income of $64.1 million, a decrease of $16.9 million from the comparable period last year, primarily resulting from lower revenues due to $10.8 million of credits issued pertaining to the IURC electric rate review settlement and cooler weather in the month of June affecting electric sales.

   The OTHER segment reported an operating loss of $10.4 million, versus an operating loss of $38.3 million in 2002. The decrease in the operating loss was mainly attributable to a reduction in operation and maintenance expenses as a result of exiting the gas trading business and lower lease expense as a result of the recharacterization of the Whiting Clean Energy operating lease to an asset owned in substance. The 2002 period was negatively impacted by expenses associated with the July 1, 2002 sale of a portfolio of EnergyUSA-TPC gas marketing contracts.

   CORPORATE operating loss was $22.0 million, versus operating income of $4.5 million in the 2002 period. The decrease was primarily due to increased administrative expenses resulting from reduced allocations to the operating companies and inter-company mark-to-market transactions.

   OTHER ITEMS

   Interest expense was $114.9 million for the quarter compared to $122.2 million for the second quarter of last year, a decrease of $7.3 million due to a reduction of short- and long-term debt and lower short-term interest rates, partially offset by interest expense from long-term debt associated with Whiting Clean Energy, which was placed in service during 2002. Income taxes for the second quarter of 2003 were $26.4 million, a $16.3 million increase from 2002, due to higher pre-tax income in the 2003 period.

   SIX-MONTH PERIOD OPERATING INCOME BY SEGMENT

   Operating income was $648.2 million for the six months ended June 30, 2003, compared with $640.1 million for the same period in 2002.

   GAS DISTRIBUTION operations reported operating income of $371.0 million, an increase of $86.5 million from the same period in 2002. The increase was mainly attributable to increased sales and deliveries of natural gas due to colder weather during the first quarter of 2003, net of increased uncollectible receivables resulting from a change in the method of calculation and the effects of weather-driven higher gas costs on the residential customer base and a reduction in employee-related and administrative expenses. The 2002 period was positively impacted by insurance recoveries of environmental expenses.

   GAS TRANSMISSION AND STORAGE operations reported operating income of $198.6 million, a decrease of $4.8 million from the comparable 2002 period, reflecting lower interruptible transmission service revenues and higher costs to meet customer demand during a period of sustained cold weather in the Northeast market areas, slightly offset by a reversal of a litigation reserve relating to a lawsuit that was settled in the second quarter of 2003. The 2002 period was unfavorably impacted by the recognition of a reserve related to a long-term note receivable.

   ELECTRIC operations reported operating income of $116.7 million, a decrease of $36.1 million from the comparable period last year, primarily resulting from lower revenues due to $24.3 million of credits issued pertaining to the IURC electric rate review settlement, increased pension expense and cooler weather in the month of June.

   The OTHER segment reported an operating loss of $24.3 million, versus an operating loss of $29.4 million in 2002. The decrease in the operating loss was mainly attributable to a decrease in operation and maintenance expenses as a result of exiting the gas trading business.

   CORPORATE operating loss was $13.8 million, versus operating income of $28.8 million in the 2002 period. The decrease was primarily due to increased administrative expenses resulting from reduced allocations to the operating companies and inter-company mark-to-market transactions. The 2002 period was favorably impacted by the gain on the sale of NiSource's SM&P utility line-locating business in 2002.

   OTHER ITEMS

   Interest expense was $237.9 million for the first six months of 2003 compared to $249.3 million for the first six months of last year, a decrease of $11.4 million due to a reduction of short- and long-term debt and lower short-term interest rates, partially offset by interest expense from long-term debt associated with Whiting Clean Energy, which was placed in service during 2002. Income taxes for the first six months of 2003 were $153.9 million, a $14.2 million increase from 2002, due to higher pre-tax income in the 2003 period.

   ABOUT NISOURCE

   NiSource Inc. (NYSE: NI) is a Fortune 500 holding company with headquarters in Merrillville, Ind., whose core operating companies engage in natural gas transmission, storage and distribution, as well as electric generation, transmission and distribution. NiSource operating companies deliver energy to 3.7 million customers located within the high-demand energy corridor stretching from the Gulf Coast through the Midwest to New England. Information about NiSource and its subsidiaries is available via the Internet at WWW.NISOURCE.COM.

   Forward-looking statements

   This news release contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of proposed dispositions, growth opportunities for NiSource's businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time-to-time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this news release.





                                NISOURCE INC.
                            Income Statement Data

                                                             Three Months                      Six Months
                                                            Ended June 30,                    Ended June 30,
                                                        ------------------------        ---------------------------
     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)              2003           2002              2003             2002
     --------------------------------------------------------------------------------------------------------------
     NET REVENUES
        Gas distribution                                $  559.3        $  459.0          $2,320.0         $1,537.9
        Gas transmission and storage                       221.0           218.0             563.2            541.9
        Electric                                           262.1           252.9             526.4            487.3
        Other                                              100.8            24.4             256.2            107.9

     --------------------------------------------------------------------------------------------------------------
     Gross Revenues                                      1,143.2           954.3           3,665.8          2,675.0
        Cost of sales                                      501.4           307.9           1,994.3          1,077.1

     --------------------------------------------------------------------------------------------------------------
     Total Net Revenues                                    641.8           646.4           1,671.5          1,597.9
     --------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
        Operation and maintenance                          275.4           317.9             601.9            594.9
        Depreciation, amortization and depletion           124.9           112.9             249.5            241.2
        Loss (gain) on sale or impairment of assets          0.2            (0.1)              1.3            (23.5)
        Other taxes                                         65.5            57.0             170.6            145.2
     --------------------------------------------------------------------------------------------------------------
     Total Operating Expenses                              466.0           487.7           1,023.3            957.8
     --------------------------------------------------------------------------------------------------------------
     OPERATING INCOME                                      175.8           158.7             648.2            640.1
     --------------------------------------------------------------------------------------------------------------
     OTHER INCOME (DEDUCTIONS)
        Interest expense, net                             (114.9)         (122.2)           (237.9)          (249.3)
        Minority interests                                   -              (5.1)             (2.5)           (10.2)
        Preferred stock dividends of subsidiaries           (1.1)           (1.9)             (2.3)            (3.7)
        Other, net                                           5.9             1.4              10.0              3.2
     --------------------------------------------------------------------------------------------------------------
     Total Other Income (Deductions)                      (110.1)         (127.8)           (232.7)          (260.0)
     --------------------------------------------------------------------------------------------------------------
     INCOME FROM CONTINUING OPERATIONS BEFORE
      INCOME TAXES                                          65.7            30.9             415.5            380.1
     INCOME TAXES                                           26.4            10.1             153.9            139.7
     --------------------------------------------------------------------------------------------------------------
     INCOME FROM CONTINUING OPERATIONS                      39.3            20.8             261.6            240.4
     --------------------------------------------------------------------------------------------------------------
     Income (Loss) from Discontinued Operations -
        net of taxes                                        (1.4)           (3.3)            (13.5)            19.3
     Gain (Loss) on Disposition of Discontinued
        Operations - net of taxes                         (362.8)            7.5            (318.0)             7.5
     Change in Accounting - net of tax                       -               -                (0.1)             -
     --------------------------------------------------------------------------------------------------------------
     NET INCOME (LOSS)                                  $ (324.9)          $25.0          $  (70.0)        $  267.2
     ==============================================================================================================







     BASIC EARNINGS (LOSS) PER SHARE ($)
        Continuing operations                               0.15            0.10              1.02             1.17
        Discontinued operations                            (1.39)           0.02             (1.29)            0.13
     --------------------------------------------------------------------------------------------------------------
     BASIC EARNINGS (LOSS) PER SHARE                       (1.24)           0.12             (0.27)            1.30
     --------------------------------------------------------------------------------------------------------------
     DILUTED EARNINGS (LOSS) PER SHARE ($)
        Continuing operations                               0.15            0.10              1.01             1.15
        Discontinued operations                            (1.38)           0.02             (1.28)            0.13
     --------------------------------------------------------------------------------------------------------------
     DILUTED EARNINGS (LOSS) PER SHARE                     (1.23)           0.12             (0.27)            1.28
     --------------------------------------------------------------------------------------------------------------
     BASIC AVERAGE COMMON SHARES
        OUTSTANDING (MILLIONS)                             261.3           205.6             257.6            205.6
     DILUTED AVERAGE COMMON SHARES (MILLIONS)              263.1           208.2             259.5            208.0
     --------------------------------------------------------------------------------------------------------------





                                NISOURCE INC.
                   Summary of Financial and Operating Data


     --------------------------------------------------------------------------------------------------------------
                                                           Three Months                       Six Months
     GAS DISTRIBUTION OPERATIONS                           Ended June 30,                    Ended June 30,
     (IN MILLIONS)                                      2003            2002              2003             2002
     --------------------------------------------------------------------------------------------------------------
     NET REVENUES
        Sales revenues                                  $  576.4        $  465.5    $      2,352.8   $      1,535.2
        Less: Cost of gas sold                             385.3           291.7           1,729.3          1,012.7
     --------------------------------------------------------------------------------------------------------------
     Net Sales Revenues                                    191.1           173.8             623.5            522.5
        Transportation revenues                             82.4            79.6             265.6            231.7
     --------------------------------------------------------------------------------------------------------------
     Net Revenues                                          273.5           253.4             889.1            754.2
     --------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
        Operation and maintenance                          135.4           154.3             319.2            295.3
        Depreciation and amortization                       47.9            39.2              95.5             93.9
        Other taxes                                         33.4            25.0             103.4             80.5
     --------------------------------------------------------------------------------------------------------------
     Total Operating Expenses                              216.7           218.5             518.1            469.7
     --------------------------------------------------------------------------------------------------------------
     OPERATING INCOME                                   $   56.8        $   34.9    $        371.0    $       284.5
     ==============================================================================================================

     REVENUES ($ IN MILLIONS)
        Residential                                        378.5           276.0           1,555.1            958.4
        Commercial                                         135.0            83.6             552.7            310.4
        Industrial                                          37.1            22.8             110.5             52.3
        Transportation                                      82.4            79.6             265.6            231.7
        Off-system sales                                    17.4            43.0              60.6            106.7
        Other                                                8.4            40.1              73.9            107.4
     --------------------------------------------------------------------------------------------------------------
     Total                                                 658.8           545.1           2,618.4          1,766.9
     --------------------------------------------------------------------------------------------------------------

     SALES AND TRANSPORTATION (MDth)
        Residential sales                                   29.5            32.8             150.8            129.8
        Commercial sales                                    12.1            16.4              58.0             49.5
        Industrial sales                                     3.9             2.3              12.1              8.0
        Transportation                                     103.8           116.6             286.1            280.4
        Off-system sales                                     2.6             9.7               5.3             36.8
        Other                                                2.0             -                 2.2              0.1
     --------------------------------------------------------------------------------------------------------------
     Total                                                 153.9           177.8             514.5            504.6
     --------------------------------------------------------------------------------------------------------------

     HEATING DEGREE DAYS                                     486             523             3,371            2,794
     NORMAL HEATING DEGREE DAYS                              485             513             3,120            3,256
     % COLDER (WARMER) THAN NORMAL                            0%              2%                8%            (14%)








     CUSTOMERS
        Residential                                                                      2,303,356        2,327,941
        Commercial                                                                         213,982          212,258
        Industrial                                                                           5,999            6,200
        Transportation                                                                     744,324          676,038
        Other                                                                                   65               63
     --------------------------------------------------------------------------------------------------------------
     Total                                                                               3,267,726        3,222,500
     --------------------------------------------------------------------------------------------------------------







                                NISOURCE INC.
             Summary of Financial and Operating Data (continued)


                                                        Three Months                      Six Months
     TRANSMISSION AND STORAGE OPERATIONS                Ended June 30,                    Ended June 30,
     (IN MILLIONS)                                        2003            2002               2003          2002
     --------------------------------------------------------------------------------------------------------------
     OPERATING REVENUES
        Transportation revenues                         $  148.0        $   164.2         $   335.0        $  375.1
        Storage revenues                                    44.6             44.5              89.3            89.8
        Other revenues                                       2.7              3.3               7.0             6.0
     --------------------------------------------------------------------------------------------------------------
     Total Operating Revenues                              195.3            212.0             431.3           470.9
     Less: Cost of gas sold                                  2.7             15.0               7.1            26.7
     --------------------------------------------------------------------------------------------------------------
     Net Revenues                                          192.6            197.0             424.2           444.2
     --------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
        Operation and maintenance                           63.3             79.0             141.2           158.3
        Depreciation and amortization                       27.7             27.3              55.6            54.7
        Loss (gain) on sale or impairment of assets          0.2             (0.1)              0.2            (0.4)
        Other taxes                                         14.1             14.2              28.6            28.2
     --------------------------------------------------------------------------------------------------------------
     Total Operating Expenses                              105.3            120.4             225.6           240.8
     --------------------------------------------------------------------------------------------------------------
     Operating Income                                   $   87.3        $    76.6         $   198.6        $  203.4
     ==============================================================================================================
     Throughput (MDth)
     Columbia Transmission
        Market Area                                        171.5            187.0             606.3           564.0
     Columbia Gulf
        Mainline                                           173.7            179.0             353.7           317.4
        Short-haul                                          29.3             34.4              58.6            74.8
     Columbia Pipeline Deep Water                            1.9              -                 3.4             0.2
     Crossroads Gas Pipeline                                 8.4              6.5              16.1            14.6
     Granite State Pipeline                                  6.6              8.4              21.0            20.1
     Intrasegment eliminations                            (168.1)          (162.6)           (336.6)         (285.9)
     --------------------------------------------------------------------------------------------------------------
     Total                                                 223.3            252.7             722.5           705.2
     --------------------------------------------------------------------------------------------------------------







                                NISOURCE INC.
             Summary of Financial and Operating Data (continued)


     --------------------------------------------------------------------------------------------------------------
                                                              Three Months                        Six Months
     ELECTRIC OPERATIONS                                     Ended June 30,                     Ended June 30,
     (IN MILLIONS)                                        2003            2002               2003          2002
     --------------------------------------------------------------------------------------------------------------
     NET REVENUES
        Sales revenues                                  $  259.4        $  284.5          $    522.2    $     546.4
        Less: Cost of sales                                 83.7            89.1               177.0          170.3
     --------------------------------------------------------------------------------------------------------------
     Net Revenues                                          175.7           195.4               345.2          376.1
     --------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
        Operation and maintenance                           52.9            57.3               110.4          110.7
        Depreciation and amortization                       43.6            42.4                87.3           84.6
        Other taxes                                         15.1            14.7                30.8           28.0
     --------------------------------------------------------------------------------------------------------------
     Total Operating Expenses                              111.6           114.4               228.5          223.3
     --------------------------------------------------------------------------------------------------------------
     OPERATING INCOME                                   $   64.1        $   81.0          $    116.7    $     152.8
     ==============================================================================================================
     REVENUES ($ IN MILLIONS)
        Residential                                         62.4            69.9               134.6          138.8
        Commercial                                          69.7            76.3               136.4          145.3
        Industrial                                          93.4           100.5               191.3          191.5
        Wholesale                                           25.8            22.9                45.4           42.1
        Other                                                8.1            14.9                14.5           28.7
     --------------------------------------------------------------------------------------------------------------
     Total                                                 259.4           284.5               522.2          546.4
     --------------------------------------------------------------------------------------------------------------
     SALES (GIGAWATT HOURS)
        Residential                                        639.1           699.2             1,428.7        1,401.6
        Commercial                                         859.2           891.2             1,710.7        1,722.9
        Industrial                                       2,205.4         2,196.9             4,478.9        4,222.7
        Wholesale                                          751.5           784.4             1,293.4        1,546.7
        Other                                               27.5            29.2                61.2           60.6
     --------------------------------------------------------------------------------------------------------------
     Total                                               4,482.7         4,600.9             8,972.9        8,954.5
     --------------------------------------------------------------------------------------------------------------
     COOLING DEGREE DAYS                                     113             263                 113            263
     NORMAL COOLING DEGREE DAYS                              224             219                 224            219
     % WARMER (COOLER)  THAN NORMAL                        (50%)             20%               (50%)            20%

     ELECTRIC CUSTOMERS
        Residential                                                                          384,750        381,904
        Commercial                                                                            48,694         47,790
        Industrial                                                                             2,560          2,615
        Wholesale                                                                                 28             27







        Other                                                                                    796            801
     --------------------------------------------------------------------------------------------------------------
     Total                                                                                   436,828        433,137
     --------------------------------------------------------------------------------------------------------------







                                NISOURCE INC.
             Summary of Financial and Operating Data (continued)

     -------------------------------------------------------------------------------------------------------------
                                                              Three Months                       Six Months
     OTHER (INCLUDES ASSETS HELD FOR SALE)                   Ended June 30,                    Ended June 30,
     (IN MILLIONS)                                        2003            2002               2003          2002
     -------------------------------------------------------------------------------------------------------------
     NET REVENUES
        Products and services revenue                   $   92.7        $    1.6          $  237.1         $  41.3
        Less:  Cost of products purchased                   86.8             8.6             224.7            35.8
     -------------------------------------------------------------------------------------------------------------
     Net Revenues                                            5.9            (7.0)             12.4             5.5
     -------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
        Operation and maintenance                           12.1            29.0              26.6            33.7
        Depreciation and amortization                        3.3             1.0               6.2             2.4
        Loss (gain) on sale or impairment of assets          -               -                 1.1            (3.5)
        Other taxes                                          0.9             1.3               2.8             2.3
     -------------------------------------------------------------------------------------------------------------
     Total Operating Expenses                               16.3            31.3              36.7            34.9
     -------------------------------------------------------------------------------------------------------------
     OPERATING LOSS                                     $  (10.4)       $  (38.3)         $  (24.3)        $ (29.4)
     -------------------------------------------------------------------------------------------------------------



                                                              Three Months                      Six Months
     CORPORATE                                               Ended June 30,                    Ended June 30,
     ($ in millions)                                      2003            2002               2003          2002
     -------------------------------------------------------------------------------------------------------------

     OPERATING INCOME (LOSS)                               (22.0)            4.5             (13.8)           28.8
     -------------------------------------------------------------------------------------------------------------









     CAPITALIZATION                                                                       June 30,      December 31,
     ($ in millions)                                                                        2003            2002
     ---------------------------------------------------------------------------------------------------------------
     TOTAL COMMON STOCK EQUITY                                                            $ 4,257.3        $ 4,174.9
     Company-obligated mandatorily redeemable preferred securities
        of subsidiary trust holding solely Company debentures                                  -               345.0
     Preferred Stock                                                                           84.9             84.9
     Long-Term Debt                                                                         5,041.7          4,849.5
     ---------------------------------------------------------------------------------------------------------------
     TOTAL CAPITALIZATION                                                                  $9,383.9        $ 9,454.3
     ===============================================================================================================
     Current Maturities of Long-Term Debt                                                     926.8          1,224.9
     ---------------------------------------------------------------------------------------------------------------
     Short-Term Debt                                                                          859.4            913.1
     ---------------------------------------------------------------------------------------------------------------
     Shares Outstanding (thousands)                                                         262,391          248,860
     Book Value of Common Shares                                                              16.23            16.78
     ---------------------------------------------------------------------------------------------------------------
